Exhibit 10.1

STOCK OPTION PLAN

Accepted for filing by the TSX Venture Exchange on July 10, 2003

Table of Contents

ARTICLE I - DEFINITIONS AND INTERPRETATION
1.1	Definitions	4
1.2	Choice of Law	6
1.3	Headings	6
ARTICLE II - PURPOSE AND PARTICIPATION
2.1	Purpose	7
2.2	Participation	7
2.3	Notification of Award	7
2.4	Copy of Plan	7
2.5	Limitation	7
ARTICLE III - TERMS AND CONDITIONS OF OPTIONS
3.1	Board to Allot Shares	8
3.2	Number of Shares	8
3.3	Terms of Option	8
3.4	Termination of Option	8
3.5	Exercise Price	10
3.6	Assignment of Options	10
3.7	Adjustments	10
3.8	Vesting	10
ARTICLE IV - EXERCISE OF OPTION
4.1	Exercise of Option	11
4.2	Exercise Restrictions	11
4.3	Issue of Share Certificates	12
4.4	Condition of Issue	12
ARTICLE V - ADMINISTRATION
5.1	Administration	12
5.2	Interpretation	12

ARTICLE VI - AMENDMENT AND TERMINATION
6.1	Prospective Amendment	13
6.2	Retrospective Amendment	13
6.3	Termination	13
6.4	Termination Agreement
ARTICLE VII - APPROVALS REQUIRED FOR PLAN
7.1	Approvals Required for Plan	13
7.2	Substantive Amendments to Plan	13

ARTICLE I
DEFINITIONS AND INTERPRETATION

1.1     DEFINITIONS

As used herein, unless anything in the subject matter or context is inconsistent therewith, the following terms shall have the meanings set forth below:

(a)     "Administrator" means, initially, the secretary of the Corporation and thereafter shall mean such director or other senior officer or employee of the Corporation as may be designated as Administrator by the Board from time to time;

(b)     "Award Date" means the date on which the Board grants and announces a particular Option;

(c)     "Board" means the board of directors of the Corporation;

(d)     "Company" unless specifically indicated otherwise, means a corporation, incorporated association or organization, body corporate, partnership, trust, association or other entity other than an individual;

(e)     "Corporation" means Luna Gold Corp., or any "Affiliate" thereof, within the meaning of the Securities Act;

(f)     "Director" means directors, senior officers and Management Corporation Employees of the Corporation or directors, senior officers and Management Corporation Employees of any subsidiary of the Corporation to whom stock options can be granted in reliance on a prospectus exemption under applicable securities laws;

(g)     "Employee" means (i) an individual considered an employee under the Canada Income Tax Act (i.e. for whom income tax and other deductions are made by the Corporation); (ii) an individual who works full-time for the Corporation providing services normally provided by an employee of the Corporation but for whom income tax and other deductions are not made by the Corporation; (iii) an individual who works for the Corporation on a continuing and regular basis for a minimum amount of time per week, but for whom income tax and other deductions are not made by the Corporation; and (iv) other persons who are providing, have provided, or have agreed to provide a service of value to the Corporation;

(h)     "Exchange" means the TSX Venture Exchange;

(i)     "Exercise Notice" means the notice respecting the exercise of an Option, in the form set out as Schedule AB" hereto, duly executed by the Option Holder;

(j)     "Exercise Period" means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date;

(k)     "Exercise Price" means the price at which an Option may be exercised as determined in accordance with section 3.5;

(l)     "Expiry Date" means the date determined in accordance with section 3.3 and after which a particular Option cannot be exercised;

(m)     "Investor Relations Activities" means any activities or oral or written communications, by or on behalf of the Corporation or shareholder of the Corporation, that promote or reasonably could be expected to promote the purchase or sale of securities of the Corporation, but does not include:

(i)     the dissemination of information provided, or records prepared, in the ordinary course of business of the Corporation

(A)     to promote the sale or products or services of the Corporation, or

(B)     to raise public awareness of the Corporation,

that cannot reasonably be considered to promote the purchase or sale of securities of the Corporation;

(ii)     activities or communications necessary to comply with the requirements of

(A)     applicable Securities Laws,

(B)     Exchange requirements or the by-laws, rules or other regulatory instruments of any other self regulatory body or exchange having jurisdiction over the Corporation;

(iii)     communications by a purchaser of, or writer for, a newspaper, magazine or business or financial publication, that is of general and regular paid circulation, distribution only to subscribers to it for value or to purchasers of it, if

(A)     the communication is only through the newspaper, magazine or publication, and

(B)     the publisher or writer receives no commission or other consideration other than for acting in the capacity of publisher or writer; or

(iv)     activities or communications that may be otherwise specified by the Exchange;

(n)     "Management Corporation Employee" means an individual employed by a Person providing management services to the Corporation, which are required for the ongoing successful operations of the business enterprises of the Corporation, but excluding a Person engaged in Investor Relations Activities;

(o)     "Option" means an option to acquire Shares, awarded to a Director or Employee pursuant to the Plan;

(p)     "Option Certificate" means the certificate, substantially in the form set out as Schedule "A" hereto, evidencing an Option;

(q)     "Option Holder" means a Director or Employee or former Director or Employee who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person;

(r)     "Person" means a Company or an individual;

(s)     "Personal Representative" means (i) in the case of a deceased Option Holder, the executor or administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so; and (ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder;

(t)     "Plan" means this stock option plan;

(u)     "Securities Act" means the Securities Act (British Columbia); and

(v)     "Share" or "Shares" means, as the case may be, one or more common shares without par value in the capital of the Corporation.

1.2     CHOICE OF LAW

The Plan is established under, and the provisions of the Plan shall be interpreted and construed solely in accordance with, the laws of the Province of British Columbia.

1.3     HEADINGS

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

ARTICLE II
PURPOSE AND PARTICIPATION

2.1     PURPOSE

The purpose of the Plan is to provide the Corporation with a share-related mechanism to attract, retain and motivate Directors or Employees, to reward such of those Directors or Employees as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long term goals of the Corporation and to enable and encourage such Directors or Employees to acquire Shares as long term investments.

2.2     PARTICIPATION

The Board shall, from time to time, in its sole discretion determine those Directors or Employees, if any, to whom Options are to be awarded. If the Board elects to award an Option to a Director, the Board shall, in its sole discretion but subject to section 3.2, determine the number of Shares to be acquired on the exercise of such Option. If the Board elects to award an Option to an Employee, the number of Shares to be acquired on the exercise of such Option shall be determined by the Board in its sole discretion, and in so doing the Board may take into account the following criteria:

(a)     the Employee's remuneration as at the Award Date in relation to the total remuneration payable by the Corporation to all of its Employees as at the Award Date;

(b)     the length of time that the Employee has provided services to the Corporation; and

(c)     the nature and quality of work performed by the Employee.

2.3     NOTIFICATION OF AWARD

Following the approval by the Board of the awarding of an Option, the Administrator shall notify the Option Holder in writing of the award and shall enclose with such notice the Option Certificate representing the Option so awarded.

2.4     COPY OF PLAN

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of the Plan. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

2.5     LIMITATION

The Plan does not give any Option Holder who is a Director the right to serve or continue to serve as a Director nor does it give any Option Holder who is an Employee, the right to be or to continue to be employed or engaged by the Corporation.

ARTICLE III
TERMS AND CONDITIONS OF OPTIONS

3.1     BOARD TO ALLOT SHARES

The Shares to be issued to Option Holders upon the exercise of Options shall be allotted and authorized for issuance by the Board prior to the exercise thereof.

3.2     NUMBER OF SHARES

The maximum number of Shares reserved for issuance under the Plan at any one time shall not exceed 2,028,389 Shares, being 20% of the issued and outstanding share capital of the Company on the date of receipt of shareholder approval to the Plan. The total number of Options awarded to all consultants and to all persons employed by the Corporation who perform investor relations activities for the Corporation shall not exceed 2% of the issued and outstanding Shares at the time of award without consent being obtained from the Exchange.

If any Option expires or otherwise terminates for any reason without having been exercised in full, the number of Shares in respect of which Option expired or terminated shall again be available for the purposes of the Plan.

3.3     TERM OF OPTION

Subject to section 3.4, the Expiry Date of an Option shall be the date so fixed by the Board at the time the particular Option is awarded, provided that such date shall not be later than:

(a)     for so long as the Corporation is classified as a Tier 2 issuer or equivalent designation of the Exchange, the fifth anniversary of the Award Date of the Option; or

(b)     if the classification of the Corporation on the Exchange is upgraded from that of a Tier 2 issuer, or the Shares are no longer listed on the Exchange, the tenth anniversary of the Award Date of the Option.

3.4     TERMINATION OF OPTION

An Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period provided that, with respect to the exercise of part of an Option, the Board may at any time and from time to time fix a minimum or maximum number of Shares in respect of which an Option Holder may exercise part of any Option held by such Option Holder. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. (Vancouver time) on the Expiry Date. The Expiry Date of an Option shall be the earlier of the date so fixed by the Board at the time the Option is awarded and the date established, if applicable, in subsections (a) to (c) below.

(a)     Death

In the event that the Option Holder should die while he or she is still a Director (if he or she holds his or her Option as Director) or Employee (if he or she holds his or her Option as Employee), the Expiry Date shall be 12 months from the date of death of the Option Holder.

(b)     Ceasing to Hold Office

In the event that the Option Holder holds his or her Option as Director and such Option Holder ceases to be a Director of the Corporation other than by reason of death, the Expiry Date of the Option shall be the 30th day following the date the Option Holder ceases to be a Director of the Corporation unless the Option Holder continues to be engaged by the Corporation as an Employee, in which case the Expiry Date shall remain unchanged, or if the Option Holder ceases to be a Director of the Corporation as a result of:

(i)     ceasing to meet the qualifications set forth in section114 of the Corporation Act (British Columbia); or

(ii)     a special resolution having been passed by the members of the Corporation pursuant to subsection 130(3) of the Corporation Act (British Columbia),

in which case the Expiry Date shall be the date the Option Holder ceases to be a Director of the Corporation.

(c)     Ceasing to be Employed

In the event that the Option Holder holds his or her Option as an Employee of the Corporation and such Option Holder ceases to be an Employee of the Corporation other than by reason of death, the Expiry Date of the Option shall be the 30th day following the date the Option Holder ceases to be an Employee of the Corporation unless the Option Holder ceases to be an Employee of the Corporation as a result of:

(i)     termination for cause; or

(ii)     by order of the British Columbia Securities Commission, the Exchange, or any regulatory body having jurisdiction to so order,

in which case the Expiry Date shall be the date the Option Holder ceases to be an Employee of the Corporation.

3.5     EXERCISE PRICE

The Exercise Price shall be that price per Share, as determined by the Board in its sole discretion, and announced as of the Award Date, at which an Option Holder may purchase a Share upon the exercise of an Option, and shall not be less than the closing price of the Corporation's Shares traded through the facilities of the Exchange (or, if the shares are no longer listed for trading on the Exchange, then such other exchange or quotation system on which the shares are listed or quoted for trading) on the day preceding the Award Date, less any discount permitted by the Exchange, or such other price as may be required by the Exchange.

3.6     ASSIGNMENT OF OPTIONS

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by section 4.1, exercise the Option within the Exercise Period.

3.7     ADJUSTMENTS

If prior to the complete exercise of any Option the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively the "Event"), an Option, to the extent that it has not been exercised, shall be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional Shares shall be issued upon the exercise of the Options and accordingly, if as a result of the Event an Option Holder would become entitled to a fractional share, such Option Holder shall have the right to purchase only the next lowest whole number of shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded. Additionally, no lots of Shares in an amount less than 500 Shares shall be issued upon the exercise of the Options unless such amount of Shares represents the balance left to be exercised under the Options.

3.8     VESTING

The following provisions regarding vesting shall apply to the Options:

(a)     For so long as the Corporation is not classified as a Tier 1 issuer or equivalent designation on the Exchange, all Options awarded pursuant to the Plan, except in exceptional circumstances as determined by the Board, must contain conditions relating to the vesting of the right to exercise an Option awarded to any Option Holder, which will provide that the right to purchase the Shares under the Option may not be exercised any earlier than the following times (although the Board may impose longer vesting periods):

No. of Optioned Shares	Date After Which Shares May Be Purchased
20%	Three months following Award Date
20%	Six Months following the Award Date
20%	Nine Months following the Award Date
20%	Twelve Months following the Award Date
20%	Eighteen Months following the Award Date

In the event that the classification of the Corporation on the Exchange is upgraded to that of a Tier 1 issuer or equivalent designation, or the Corporation's common shares are no longer listed on the Exchange, the Board may, in its sole discretion at the time the Option is awarded, but will not be required to, impose conditions relating to the vesting of the right to exercise an Option awarded to any Option Holder.

(b)     Notwithstanding the provisions of subsection 3.8(a) and subject to Exchange acceptance, the Board may grant Options bearing vesting provisions more favourable than those specified in subsection 3.8(a).

(c)     The Option Certificate representing any such Option will disclose the applicable vesting conditions.

ARTICLE IV
EXERCISE OF OPTION

4.1     EXERCISE OF OPTION

An Option may be exercised only by the Option Holder or the Personal Representative of any Option Holder. An Option Holder or the Personal Representative of any Option Holder may exercise an Option in whole or in part, subject to any applicable exercise restrictions, at any time or from time to time during the Exercise Period up to 5:00 p.m. (Vancouver time) on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to the Corporation in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

4.2     EXERCISE RESTRICTIONS

The Board may, at the time an Option is awarded or upon renegotiation of the same, attach restrictions relating to the exercise of the Option in addition to the vesting provisions specified in section 3.8. Any such restrictions shall be recorded on the applicable Option Certificate.

4.3     ISSUE OF SHARE CERTIFICATES

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares so purchased. If the number of Shares so purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the aforesaid share certificate for the balance of the Shares available under the Option.

4.4     CONDITION OF ISSUE

The issue of Shares by the Corporation pursuant to the exercise of an Option is subject to this Plan and compliance with the laws, rules and regulations of all regulatory bodies applicable to the issuance and distribution of such Shares and to the listing requirements of any stock exchange or exchanges on which the Shares may be listed. The Option Holder agrees to comply with all such laws, rules and regulations and agrees to furnish to the Corporation any information, report and/or undertakings required to comply with and to fully cooperate with the Corporation in complying with such laws, rules and regulations.

ARTICLE V
ADMINISTRATION

5.1     ADMINISTRATION

The Plan shall be administered by the Administrator on the instructions of the Board or such committee of the Board to which the Board may authorize to act for the Board in respect of matters relating to the Plan. The Board or such committee may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations shall form part of the Plan. The Board may delegate to the Administrator or any Director, Employee or officer of the Corporation such administrative duties and powers as it may see fit.

5.2     INTERPRETATION

The interpretation by the Board or its authorized committee of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by the Board hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Corporation.

ARTICLE VI
AMENDMENT AND TERMINATION

6.1     PROSPECTIVE AMENDMENT

Subject to applicable regulatory approval, the Board may from time to time amend the Plan and the terms and conditions of any Option thereafter to be awarded and, without limiting the generality of the foregoing, may make such amendment for the purpose of meeting any changes in any relevant law, rule or regulation applicable to the Plan, any Option or the Shares, or for any other purpose which may be permitted by all relevant laws, rules and regulations, provided always that any such amendment shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to such amendment.

6.2     RETROSPECTIVE AMENDMENT

Subject to applicable regulatory approval, the Board may from time to time retrospectively amend the Plan and may also, with the consent of the affected Option Holders, retrospectively amend the terms and conditions of any Options which have been previously awarded.

6.3     TERMINATION

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination and notwithstanding such termination the Corporation, such Options and such Option Holders shall continue to be governed by the provisions of the Plan.

6.4     AGREEMENT

The Corporation and every person to whom an Option is awarded hereunder shall be bound by and subject to the terms and conditions of the Plan.

ARTICLE VII
APPROVALS REQUIRED FOR PLAN

7.1     APPROVALS REQUIRED FOR PLAN

Prior to exercise of any Option Award under the Plan by an Option Holder, the Plan must firstly be approved by the shareholders of the Corporation at an annual general meeting, and by the Exchange.

7.2     SUBSTANTIVE AMENDMENTS TO PLAN

Any substantive amendments to the Plan shall be subject to the Corporation first obtaining the necessary approvals of:

(a)     the shareholders of the Corporation at general meeting, including the approval of disinterested shareholders where required by the rules and policies of any stock exchange on which the Shares may be listed for trading; and

(b)     any stock exchange on which the Shares may be listed for trading.

Schedule A

LUNA GOLD CORP.
STOCK OPTION PLAN
OPTION CERTIFICATE

This certificate is issued pursuant to the provisions of the Luna Gold Corp. (the "Corporation") Stock Option Plan (the APlan") and evidences that ____________________ (Name.of.Optionee) is the holder of an option (the AOption") to purchase up to _______________ (Number.of.Shares) Shares at a purchase price of $_______________ per Share. Subject to the provisions of the Plan:

(a)     the Award Date of this Option is ____________________ (insert date of grant);

(b)     the Expiry Date of this Option is ____________________ (insert date of expiry); and

(c)     the date of distribution of the Option is ____________________ (date of TSX Venture Exchange acceptance).

Additional Vesting or Other Restrictions
 The right to purchase the Shares under the Option may not be exercised any earlier than the following times:

No. of Optioned Shares	Date After Which Shares May Be Purchased
20%	Three months following Award Date
20%	Six months following the Award Date
20%	Nine months following the Award Date
20%	Twelve months following the Award Date
20%	Eighteen months following the Award Date

Prior to exercise of any Option Award under the Plan by an Option Holder, the Plan must firstly be approved by the shareholders of the Corporation at an annual general meeting and by the Exchange.

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 p.m. (Vancouver time) on the Expiry Date, by delivering to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this certificate and a certified cheque or bank draft payable to Luna Gold Corp. in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which this Option is being exercised.

This certificate and the Option evidenced hereby is not assignable, transferable or negotiable and is subject to the detailed terms and conditions contained in the Plan. This certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Corporation shall prevail.

LUNA GOLD CORP. by its authorized signatory:

NAME: _____________________________________ TITLE: _____________________________________

Schedule B

EXERCISE NOTICE

To: The Administrator, Stock Option Plan
Luna Gold Corp.

The undersigned hereby irrevocably gives notice, pursuant to the Luna Gold Corp. (the "Corporation") Stock Option Plan (the "Plan"), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)     all of the Shares; or

(b)     __________________ of the Shares, which are the subject of the Option Certificate attached hereto.

Calculation of total Exercise Price:

(i)     number of Shares to be acquired on exercise: ____________ Shares

(ii)     times the Exercise Price per Share: $___________

TOTAL EXERCISE PRICE, enclosed herewith: $___________

The undersigned tenders herewith a certified cheque or bank draft (circle one) in the amount of $_______________ payable to ____________________ in an amount equal to the total Exercise Price of the aforesaid Shares, as calculated above, and directs the Corporation to issue the share certificate evidencing said Shares in the name of the undersigned to be mailed to the undersigned at the following address:

_____________________________________________
_____________________________________________
_____________________________________________

DATED the ______ day of _____________________, 20__.

____________________________	____________________________
Signature of Witness	Signature of Option Holder
____________________________	____________________________
Name of Witness (please print)	Name of Option Holder (please print)